SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8 K

                                 CURRENT REPORT

           Pursuant to Section 13 or 15 (d) of Securities Exchange Act

                                December 29, 2004

                                 Date of Report
                        (Date of Earliest Event Reported)

                               MED-X SYSTEMS, INC.
                     --------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

   Nevada                    0-33107                          76-0238783
 ------------              -------------                  ---------------------
 (State or other      (Commission File No.)              (IRS Employer I.D. No.)
  Jurisdiction)

                      1301 Travis, #1200 Houston, TX 77002
                    (Address of Principal Executive Offices)

                                 (713) 547-8900
                         (Registrant's Telephone Number)


          (Former Name or Former Address if changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions. (see General Instruction A.2. below).

* Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

* Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

* Pre-commencement communications pursuant to Rule 14d-2(b) uner the Exchange Act (17 CFR 240.14d-2(b)).

Item 4.01 Changes in Registrant's Certifying Accountant

(a)  Previous independent accountants

          (i) On November 1, 2004 the Registrant dismissed Ham Langston & Brezina LLP from its position as the Company's independent accounts.

          (ii) The audit report of Ham Langston & Brezina LLP, on March 29, 2002, for the year ended December 31, 2001 contained no adverse opinion, disclaimer of opinion or modification of the opinion.

          (iii)The Registrant's Board of Directors participated in and approved the decision to change independent accountants.

          (iv) In connection with its audit for the most recent fiscal year and the interim period until the date of dismissal , there have been no disagreements with Ham Langston & Brezina LLP on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure, which disagreement if not resolved to the satisfaction of Ham Langston & Brezina LLP would have caused them to make reference thereto in their report on the financial statements.

          (v) During the most recent fiscal year and the interim period until the date of dismissal , there have been no reportable events (as defined in Regulation S-K Item 304 (a)(1)(v)).

          (vi) The Registrant requested that Ham Langston & Brezina LLP furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as an Exhibit to this Form 8-K.

(b)  New independent accountants

         On November 1, 2004, the Registrant engaged Thomas Leger & Co. LLP to audit its financial statements for the years ended December 31, 2002 and 2003. During the two most recent fiscal years and through December 31, 2003, the Registrant has not consulted with Thomas Leger & Co. LLP regarding (i) the application of accounting principles to a specified transaction, either completed or proposed or the type of audit opinion that might be rendered on the Registrant's financial statements, and no written report or oral advise was provided to the Registrant by concluding there was an important factor to be considered by the Registrant in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in item 304 (a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304 (a)(1)(v) of Regulation S-K.

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

         Exhibit       Description of Exhibit
         Number

         16.1          Letter from Ham Langston & Brezina LLP dated December
                       29, 2004



                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 29, 2004                     Med-X Systems, Inc.


                                            By:/s/ Hank Vanderkam
                                            Chief Executive Officer

HAM LANGSTON & BREZINA LLP
Certified Public Accountants
11550 Fuqua
Houston, TX 77034






December 29, 2004




United States Securities and Exchange Commission
Division of Corporate Finance
450 Fifth Street, N.W.
Washington, D.C. 20549


To Whom It May Concern:

We have read Item 4 of Form 8-K dated December 29, 2004, of Med-X Systems, Inc. and are in agreement with the statements contained therein. We have no basis to agree or disagree with other statement of the registrant contained in the Form 8-K.

Very truly yours,



/s/ Ham Langston & Brezina LLP